Exhibit 4(b)
EXECUTION COPY
FIRST AMENDMENT
     FIRST AMENDMENT, dated as of April 10, 2007 (this “First Amendment”), to the Amended and Restated Credit Agreement, dated as of February 7, 2007 (the “Credit Agreement”), among The Scotts Miracle-Gro Company, an Ohio corporation (the “Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement (the “Subsidiary Borrowers”), the several banks and other financial institutions and entities from time to time parties to the Credit Agreement (the “Lenders”), the Syndication Agent and the Documentation Agents named therein, and JPMorgan Chase Bank, N.A., as agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
          WHEREAS, the Borrower has requested that the Credit Agreement be amended as provided herein;
          WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.
     2. Amendments to Subsection 1.1 (Definitions). The definition of “Receivables Purchase Facility” and “Sold Receivables” in subsection 1.1 of the Credit Agreement are hereby amended by deleting each such definition in its entirety and inserting in lieu thereof the following new definitions:
     “Receivables Purchase Facility” shall mean any Receivables purchase facility entered into in connection with any Receivables discounting, factoring or securitization arrangement with terms and conditions reasonably satisfactory to the Administrative Agent and pursuant to which the Borrower or any Subsidiary of the Borrower may sell, convey or otherwise transfer to a Receivables Subsidiary or any other Person, or may grant a security interest in, any Sold Receivables, or pursuant to which ownership interests in, or notes, commercial paper, certificates or other debt instruments may be secured by Sold Receivables.
     “Sold Receivables” shall mean Receivables originated by the Borrower or its Subsidiaries (including any related assets) sold to a Receivables Subsidiary or any other Person pursuant to any Receivables Purchase Facility.
     3. Amendments to Subsection 7.2 (Limitation on Contingent Obligations). Subsection 7.2 of the Credit Agreement is hereby amended by (a) renumbering subclauses (iv), (v), (vi), (vii), (viii) and (ix) as new subclauses (v), (vi), (vii), (viii), (ix) and (x), respectively, and (b) by inserting the following new subclause (iv):
     ”(iv) guarantees by the Borrower in connection with any Receivables Purchase Facility,”

     4. Representations and Warranties. On and as of the date hereof, and after giving effect to this First Amendment, each of the Borrower and the Subsidiary Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case it hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.
     5. Conditions to Effectiveness. This First Amendment shall become effective as of the date set forth above upon the receipt by the Administrative Agent of counterparts of this First Amendment, duly executed and delivered by the Administrative Agent, the Borrower, each Subsidiary Borrower and the Required Lenders.
     6. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this First Amendment).
     7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this First Amendment, including, without limitation the reasonable fees and disbursements of counsel to the Administrative Agent.
     8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     9. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

2

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

THE SCOTTS MIRACLE-GRO COMPANY

By:	/s/ David C. Evans

Name:	David C. Evans
Title:	Executive Vice President and Chief Financial
Officer

HYPONEX CORPORATION

By:	/s/ David C. Evans

Name:	David C. Evans
Title:	Executive Vice President and Chief Financial
Officer

SCOTTS AUSTRALIA PTY. LTD.

By:	/s/ Edward R. Claggett

Name:	Edward R. Claggett
Title:	Director

SCOTTS CANADA LTD.

By:	/s/ Edward R. Claggett

Name:	Edward R. Claggett
Title:	Vice President and Assistant Secretary

SCOTTS HOLDINGS LIMITED

By:	/s/ Edward R. Claggett

Name:	Edward R. Claggett
Title:	Director
Signature Page to First Amendment

SCOTTS MANUFACTURING COMPANY

By:	/s/ David C. Evans

Name:	David C. Evans
Title:	Executive Vice President and Chief Financial
Officer

EG SYSTEMS, INC.

By:	/s/ David C. Evans

Name:	David C. Evans
Title:	Executive Vice President and Chief Financial
Officer

SCOTTS TEMECULA OPERATIONS, LLC

By:	/s/ Edward R. Claggett

Name:	Edward R. Claggett
Title:	Vice President and Assistant Secretary

THE SCOTTS COMPANY (UK) LTD.

By:	/s/ Edward R. Claggett

Name:	Edward R. Claggett
Title:	Director

SCOTTS TREASURY EEIG

By:	/s/ Edward R. Claggett

Name:	Edward R. Claggett
Title:	Authorized Signatory

THE SCOTTS COMPANY LLC

By:	/s/ David C. Evans

Name:	David C. Evans
Title:	Executive Vice President and Chief Financial
Officer
Signature Page to First Amendment

SMITH & HAWKEN, LTD.

By:	/s/ David C. Evans

Name:	David C. Evans
Title:	Executive Vice President

SMG GROWING MEDIA, INC.

By:	/s/ David C. Evans

Name:	David C. Evans
Title: Executive Vice President and Chief Financial
Officer

GUTWEIN & CO., INC.

By:	/s/ David C. Evans

Name:	David C. Evans
Title:	Executive Vice President and Chief Financial
Officer
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/s/ Randolph Cates

Name:	Randolph Cates
Title:	Executive Director
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

General Electric Capital Corporation

By:	/s/ Dwayne Coker

Name:	Dwayne Coker
Title:	Duly Authorized Signatory
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

U.S. Bank National Association

By:	/s/ Jason Nadler

Name:	Jason Nadler
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

Commerzbank AG, New York and Grand Cayman Branches

By:	/s/ Al Morrow

Name:	Al Morrow
Title:	Assistant Vice President

By:	/s/ John Marlatt

Name:	John Marlatt
Title:	Senior Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

The Bank of New York

By:	/s/ Kenneth R. McDonnell

Name:	Kenneth R. McDonnell
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

Comerica Bank

By:	/s/ Scott M. Kowalski

Name:	Scott M. Kowalski
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

Bank of Montreal

By:	/s/ Ben Ciallella

Name:	Ben Ciallella
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

BMO Capital Markets Financing, Inc.

By:	/s/ Jennifer A. Wendrow

Name:	Jennifer A. Wendrow
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

FORTIS CAPITAL CORP.

By:	/s/ John W. Deegan

Name:	John W. Deegan
Title:	Senior Vice President

By:	/s/ Stephanie Babich-Allegra

Name:	Stephanie Babich-Allegra
Title:	Senior Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

CITICORP NORTH AMERICA, INC.

By:	/s/ Michelle Seguin

Name:	Michelle Seguin
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

National City Bank

By:	/s/ Thomas E. Redmond

Name:	Thomas E. Redmond
Title:	Senior Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

PEOPLE’S BANK

By:	/s/ George F. Paik

Name:	George F. Paik
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ Jeffrey P. Sullivan

Name:	Jeffrey P. Sullivan
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Ted Lape

Name: Title:	Ted Lape Senior Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

BAYERISCHE LANDESBANK, New York Branch

By:	/s/ Edward J. Cripps

Name:	Edward J. Cripps
Title:	Vice President

By:	/s/ Christopher Dowd

Name:	Christopher Dowd
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

Sumitomo Mitsui Banking Corporation

By:	/s/ Yoshihiro Hyakutome

Name:	Yoshihiro Hyakutome
Title:	General Manager
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

Mizuho Corporate Bank

By:	/s/ Leon Mo

Name:	Leon Mo
Title:	Senior Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

TD BANKNORTH, N.A.

By:	/s/ Charles A. Walker SVP

Name:	Charles A. Walker
Title:	Senior Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Clifford A. Mull

Name:	Clifford A. Mull
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

By:	/s/ Maria Ferradas

Name:	Maria Ferradas
Title:	Authorized Signatory
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

CoBank, ACB

By:	/s/ S. Richard Dill

Name:	S. Richard Dill
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

BNP Paribas

By:	/s/ Richard Broeren

Name: Title:	Richard Broeren Managing Director

By:	/s/ Curtis Price

Name:	Curtis Price
Title:	Managing Director
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ David Catherall

Name:	David Catherall
Title:	Senior Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

Fifth Third Bank

By:	/s/ Brent M. Jackson

Name:	Brent M. Jackson
Title:	Vice President
Signature Page to First Amendment

Signature Page to the First Amendment to
The Scotts Miracle-Gro Company
Amended and Restated Credit Agreement

CALYON NEW YORK BRANCH

By:	/s/ Blake Wright

Name:	Blake Wright
Title:	Managing Director

By:	/s/ Joseph Philbin

Name:	Joseph Philbin
Title:	Director
Signature Page to First Amendment